SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _____________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                               _____________


                               June 11, 1999
   __________________________________________________________________________
                     (Date of Earliest Event Reported)


                        ANNTAYLOR STORES CORPORATION
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware                         1-10738                  13-3499319
   __________________________________________________________________________
   (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                              ANNTAYLOR, INC.
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware                          1-11980                 51-0297083
   __________________________________________________________________________
   (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                            142 West 57th Street
                          New York, New York 10019
 _____________________________________________________________________________
 (Address, including Zip Code, of Registrants' Principal Executive Offices)


                               (212) 541-3300
   ___________________________________________________________________________
            (Registrants' Telephone Number, Including Area Code)


                               Not Applicable
   ___________________________________________________________________________
                 (Former Name or Former Address, if Changed
                             Since Last Report)



 ITEM 5.    OTHER EVENTS.

      On June 11, 1999, AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), announced that it intended to raise at least $100,000,000 through the sale of discounted convertible subordinated debentures due 2019 (the "Debentures"), which would be convertible at the option of the holders thereof into shares of the Company's common stock.

      On June 15, 1999, the Company announced the terms of the Debentures, which it expects to issue for an aggregate issue price of $100,000,000, or $180,975,000 aggregate principal amount (subject to an increase to up to $110,000,000 issue price, or $199,072,500 aggregate principal amount). The Debentures will be sold for an issue price of $552.56 per $1,000 principal amount of Debenture, and will pay cash interest on the principal amount at the rate of 0.55% per annum, resulting in a yield to maturity of 3.75%.
 The Debentures will be convertible at the option of the holders thereof into 12.078 shares of the Company's common stock per $1,000 face amount of Debenture (equivalent to $45.75 per share of the Company's common stock). The Debentures will be guaranteed on a Subordinated basis by the Company's wholly owned subsidiary, AnnTaylor, Inc.

      The Company intends to use the proceeds of the Debentures to refinance the outstanding 8 3/4% Subordinated Notes due 2000 issued by AnnTaylor, Inc.

      The information set forth above is qualified in its entirety by reference to press releases issued by the Company on June 11, 1999 and June 15, 1999, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.


 ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)  Exhibits.

           99.1   Press Release issued by the Company on June 11, 1999.
           99.1   Press Release issued by the Company on June 15, 1999.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANNTAYLOR STORES CORPORATION


                                    By: /s/ Jocelyn F. L. Barandiaran
                                        _________________________________
                                        Name:  Jocelyn F. L. Barandiaran
                                        Title: Senior Vice President

 Date:  June 15, 1999


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANNTAYLOR, INC.


                                    By: /s/ Jocelyn F. L. Barandiaran
                                        ________________________________
                                       Name:  Jocelyn F. L. Barandiaran
                                       Title: Senior Vice President

 Date:  June 15, 1999



                               EXHIBIT INDEX


    Exhibit No.                  Description
    -----------                  -----------

    99.1           Press Release issued by the Company on June 11, 1999.
    99.2           Press Release issued by the Company on June 15, 1999.